                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ________________________________________

                               AMENDMENT NO. 1 ON
                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) 5/20/96


                        WellPoint Health Networks Inc.
- -------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



      California                                   1-14340                             95-3760980
- -------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction                       (Commission                         (IRS Employer
     of Incorporation)                             File Number)                     Identification No.)


  21555 Oxnard Street, Woodland Hills, California                             91367
- ------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                      (Zip Code)


Registrant's telephone number, including area code (818) 703-4000


                                Not applicable
- -------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

EXPLANATORY NOTE

         On May 20, 1996, WellPoint Health Networks Inc., a California corporation (the "Company), concluded a series of transactions to recapitalize its publicly traded, majority-owned subsidiary, WellPoint Health Networks Inc., a Delaware corporation ("Old WellPoint"). The Company's Current Report on Form 8-K dated May 20, 1996 (the "Form 8-K") was filed with the Securities and Exchange Commission on June 3, 1996 to report the completion of such transaction (the "Recapitalization"). This Amendment No. 1 on Form 8-K/A is being filed in order to provide certain pro forma financial information under Item No. 7 that was unavailable at the time of the filing of the Form 8-K. Except as specifically amended by this Form 8-K/A, the Form 8-K shall remain unchanged.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                 (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                          Historical financial information as of and for the
                 period ended December 31, 1995 was previously reported in Old WellPoint's Annual Report on Form 10-K (SEC File No. 1-11628) for the fiscal year ended December 31, 1995, at pages F-2 to F-24, and is incorporated herein by this reference.

                          Historical financial information as of and for the
                 period ended March 31, 1996 is being provided herewith and is attached hereto at pages F-6 to F-13.

                 (B)      PRO FORMA FINANCIAL INFORMATION

                          Pro forma financial information as of and for the
                 period ended December 31, 1995 was previously reported in Old WellPoint's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, at pages 32 to 38, and is incorporated herein by this reference.

                          Pro forma financial information as of and for the
                 period ended March 31, 1996 is being provided herewith and is attached hereto as pages F-1 to F-5.

                 (C)      EXHIBITS

         Exhibit No.              Exhibit
         -----------              -------
         3.1                      Amended and Restated Articles of Incorporation of WellPoint Health Networks Inc., a
                                  California corporation (the "Company")  (Filed as Exhibit 3.1 to the Company's Current
                                  Report on Form 8-K dated May 20, 1996 and incorporated herein by this reference).

         3.2                      Bylaws of the Company (Filed as Exhibit 3.2 to the Company's Current Report on Form 8-K
                                  dated May 20, 1996 and incorporated herein by this reference).

         3.3                      Agreement of Merger dated as of May 20, 1996 by and among the Company, WellPoint Health
                                  Networks Inc., a Delaware corporation, Western Health Partnerships and Western Foundation
                                  for Health Improvement (Filed as Exhibit 3.3 to the Company's Current Report on Form 8-K
                                  dated May 20, 1996 and incorporated herein by this reference).

         99.1                     Amended and Restated Recapitalization Agreement dated as of March 31, 1995, by and among
                                  WellPoint Health Networks Inc., a Delaware corporation, the Company, Western Health
                                  Partnerships and Western Foundation for Health Improvement (Filed as Exhibit 99.1 to Old
                                  WellPoint's Current Report on Form 8-K (File No. 1-11628) dated February 20, 1996 and incorporated herein by this reference).

         99.2                     Voting Trust Agreement dated as of May 20, 1996 by and between the Company, Western Health
                                  Partnerships and Wilmington Trust Company (Filed as Exhibit 99.2 to the Company's Current
                                  Report on Form 8-K dated May 20, 1996 and incorporated herein by this reference).

         99.3                     Voting Agreement dated as of May 8, 1996 by and among the Company and Western Health
                                  Partnerships (Filed as Exhibit 99.3 to the Company's Current Report on Form 8-K dated May
                                  20, 1996 and incorporated herein by this reference).

         99.4                     Share Escrow Agent Agreement dated as of May 20, 1996 by and between the Company and U.S.
                                  Trust Company of California, N.A. (Filed as Exhibit 99.4 to the Company's Current Report on
                                  Form 8-K dated May 20, 1996 and incorporated herein by this reference).

         99.5                     Registration Rights Agreement dated as of May 20, 1996 by and between the Company and
                                  Western Health Partnerships (Filed as Exhibit 99.5 to the Company's Current Report on Form
                                  8-K dated May 20, 1996 and incorporated herein by this reference).

         99.6                     Blue Cross License Agreement effective as of May 20, 1996 by and among the Blue Cross and
                                  Blue Shield Association and the Company (Filed as Exhibit 99.6 to the Company's Current
                                  Report

                                  on Form 8-K dated May 20, 1996 and incorporated herein by this reference).

         99.7                     California Blue Cross License Addendum effective as of May 20, 1996 by and between the Blue
                                  Cross and Blue Shield Association and the Company (Filed as Exhibit 99.7 to the Company's
                                  Current Report on Form 8-K dated May 20, 1996 and incorporated herein by this reference).

         99.8                     Blue Cross Affiliated License Agreement effective as of May 20, 1996 by and between the Blue
                                  Cross and Blue Shield Association and CaliforniaCare Health Plans (Filed as Exhibit 99.8 to
                                  the Company's Current Report on Form 8-K dated May 20, 1996 and incorporated herein by this reference).

         99.9                     Indemnification Agreement dated as of May 17, 1996 by and among the Company, WellPoint
                                  Health Networks Inc., a Delaware corporation, and Western Health Partnerships (Filed as
                                  Exhibit 99.9 to the Company's Current Report on Form 8-K dated May 20, 1996 and incorporated herein by this reference).

         99.10                    Credit Agreement dated as of May 15, 1996 by and among the Company, Bank of America National
                                  Trust and Savings Association, as Administrative Agent, NationsBank of Texas, N.A., as
                                  Syndication Agent, Chemical Bank, as Documentation Agent, and the other financial institutions named therein (Filed as Exhibit 99.10 to the Company's Current Report on Form
                                  8-K dated May 20, 1996 and incorporated herein by this reference).

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 24, 1996





                                       WELLPOINT HEALTH NETWORKS INC.



                                       By:  /s/ Howard G. Phanstiel
                                          -----------------------------------
                                       Name:   Howard G. Phanstiel
                                       Title:  Executive Vice President, Finance
                                               and Information Services

                                 EXHIBIT INDEX


         Exhibit No.              Description
         -----------              -----------
         3.1                      Amended and Restated Articles of Incorporation of WellPoint Health Networks Inc., a
                                  California corporation (the "Company")  (Filed as Exhibit 3.1 to the Company's Current
                                  Report on Form 8-K dated May 20, 1996 and incorporated herein by this reference).

         3.2                      Bylaws of the Company (Filed as Exhibit 3.2 to the Company's Current Report on Form 8-K
                                  dated May 20, 1996 and incorporated herein by this reference).

         3.3                      Agreement of Merger dated as of May 20, 1996 by and among the Company, WellPoint Health
                                  Networks Inc., a Delaware corporation, Western Health Partnerships and Western Foundation
                                  for Health Improvement (Filed as Exhibit 3.3 to the Company's Current Report on Form 8-K
                                  dated May 20, 1996 and incorporated herein by this reference).

         99.1                     Amended and Restated Recapitalization Agreement dated as of March 31, 1995, by and among
                                  WellPoint Health Networks Inc., a Delaware corporation, the Company, Western Health
                                  Partnerships and Western Foundation for Health Improvement (Filed as Exhibit 99.1 to Old
                                  WellPoint's Current Report on Form 8-K (File No. 1-11628) dated February 20, 1996 and incorporated herein by this reference).

         99.2                     Voting Trust Agreement dated as of May 20, 1996 by and between the Company, Western Health
                                  Partnerships and Wilmington Trust Company (Filed as Exhibit 99.2 to the Company's Current
                                  Report on Form 8-K dated May 20, 1996 and incorporated herein by this reference).

         99.3                     Voting Agreement dated as of May 8, 1996 by and among the Company and Western Health
                                  Partnerships (Filed as Exhibit 99.3 to the Company's Current Report on Form 8-K dated May
                                  20, 1996 and incorporated herein by this reference).

         99.4                     Share Escrow Agent Agreement dated as of May 20, 1996 by and between the Company and U.S.
                                  Trust Company of California, N.A. (Filed as Exhibit 99.4 to the Company's Current Report on
                                  Form 8-K dated May 20, 1996 and incorporated herein by this reference).

         99.5                     Registration Rights Agreement dated as of May 20, 1996 by and between the Company and
                                  Western Health Partnerships (Filed as Exhibit 99.5 to the Company's Current Report on Form
                                  8-K dated May 20, 1996 and incorporated herein by this reference).

         99.6                     Blue Cross License Agreement effective as of May 20, 1996 by and among the Blue Cross and
                                  Blue Shield Association and the Company (Filed as Exhibit 99.6 to the Company's Current
                                  Report on Form 8-K dated May 20, 1996 and incorporated herein by this reference).

         99.7                     California Blue Cross License Addendum effective as of May 20, 1996 by and between the Blue
                                  Cross and Blue Shield Association and the Company (Filed as Exhibit 99.7 to the Company's
                                  Current Report on Form 8-K dated May 20, 1996 and incorporated herein by this reference).

         99.8                     Blue Cross Affiliated License Agreement effective as of May 20, 1996 by and between the Blue
                                  Cross and Blue Shield Association and CaliforniaCare Health Plans (Filed as Exhibit 99.8 to
                                  the Company's Current Report on Form 8-K dated May 20, 1996 and incorporated herein by this reference).

         99.9                     Indemnification Agreement dated as of May 17, 1996 by and among the Company, WellPoint
                                  Health Networks Inc., a Delaware corporation, and Western Health Partnerships (Filed as
                                  Exhibit 99.9 to the Company's Current Report on Form 8-K dated May 20, 1996 and incorporated herein by this reference).

         99.10                    Credit Agreement dated as of May 15, 1996 by and among the Company, Bank of America National
                                  Trust and Savings Association, as Administrative Agent, NationsBank of Texas, N.A., as
                                  Syndication Agent, Chemical Bank, as Documentation Agent, and the other financial institutions named therein (Filed as Exhibit 99.10 to the Company's Current Report on Form
                                  8-K dated May 20, 1996 and incorporated herein by this reference).

                         WELLPOINT HEALTH NETWORKS INC.
                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1996

Following is the unaudited pro forma combined balance sheet for the Company as of March 31, 1996, and the unaudited pro forma combined income statement for the three months ended March 31, 1996. Such unaudited pro forma combined balance sheet includes the historical amounts for Old WellPoint, which includes the historical amounts for the Life and Health Benefits Management Division of Massachusetts Mutual Life Insurance Company, which will do business under the name UniCARE Life and Health Insurance Company ("UL&H"), as reported in Old WellPoint's Form 10-Q for the quarter ended March 31, 1996, and adjusted to reflect the Recapitalization including the acquisition of the commercial operations of Blue Cross of California (the "BCC Commercial Operations"). The acquisition of UL&H was completed on March 31, 1996. For the purposes of presenting the unaudited pro forma combined balance sheet, such transactions are considered to have occurred on March 31, 1996. Such unaudited pro forma combined income statement includes the historical amounts of Old WellPoint, as reported in Old WellPoint's Form 10-Q for the quarter ended March 31, 1996, adjusted for
(a) the acquisition of UL&H and (b) the Recapitalization including the acquisition of BCC Commercial Operations, on the basis that such transactions occurred at the beginning of the period presented.

The UL&H and BCC Commercial Operations acquisitions have been accounted for using the purchase method of accounting in the unaudited pro forma combined financial statements, whereby the respective assets and liabilities of UL&H and BCC Commercial Operations are recorded at their estimated fair value.

Certain data and notes normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. The unaudited pro forma combined condensed financial statements do not purport to present the financial condition and results of operations of the Company had the Recapitalization and the UL&H acquisition actually been completed as of the dates indicated. In addition, the unaudited pro forma combined financial statements are not necessarily indicative of the future results of the operations of the Company.

                         WELLPOINT HEALTH NETWORKS INC.
                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1996

The following are the Notes to Unaudited Pro Forma Combined Financial
Statements:

(a) In connection with the Recapitalization, Old WellPoint purchased the BCC Commercial Operations for $235.0 million in cash. In addition, Old WellPoint distributed an aggregate of $995.0 million by means of a special dividend of $10.00 per share to the holders of Old WellPoint Common Stock.

(b) The net increase in the intangible assets is the result of the excess of the cost over the fair value of the BCC Commercial Operations (cash purchase price of $235.0 million less the book value of the BCC Commercial Operations of $42.2 million, plus estimated deferred taxes of $78.1 million associated with identifiable intangible assets).

(c) Reflects the estimated deferred income taxes of $78.1 million associated with identifiable intangible assets.

(d) The change in equity reflects the cash dividends Old WellPoint paid to its Class A and Class B common stockholders of $995.0 million and the elimination of the net equity of $42.2 million of the BCC Commercial Operations acquired.

(e) Reflects the quarterly amortization of intangible assets of $194.2 million created as a result of the UL&H acquisition amounting to $1.6 million on a straight-line basis using a 30-year life.

(f) Reflects interest expense at an assumed rate of 5.72% on the issuance of $84.4 million of indebtedness incurred by Old WellPoint, subsequently the Company, plus interest expense at an assumed rate of 7.25% on an additional $318.0 million of long-term debt incurred by the Company in connection with the UL&H acquistion.

(g) Reflects the quarterly amortization of intangible assets of $270.8 million created as a result of the acquisition of the BCC Commercial Operations amounting to $1.7 million on a straight-line basis using a 40-year life.

(h) Reflects interest expense at an assumed rate of 7.25% on the issuance of $412.0 million of indebtedness incurred by Old WellPoint, subsequently the Company, in connection with the special dividend and the acquisition of the BCC Commercial Operations.

(i) Reflects the tax effect of the pro forma adjustments to effect the UL&H and the BCC Commercial Operations transactions, respectively.

                         WELLPOINT HEALTH NETWORKS INC.
                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1996

(j) The reduction of investment income for the first quarter of 1996 reflects the foregone interest income at 5.5% per annum on the $818.0 million of cash and investments used to fund the special dividend and the acquisition of the BCC Commercial Operations.

                         WELLPOINT HEALTH NETWORKS INC.
                        PRO FORMA COMBINED BALANCE SHEET
                              AS OF MARCH 31, 1996
                                  (UNAUDITED)

(In thousands)
                                                                          BCC COMMERCIAL     PRO FORMA         PRO FORMA WELLPOINT
                                                    OLD WELLPOINT (1)     OPERATIONS         ADJUSTMENTS       HEALTH NETWORKS INC.
                                                    -----------------     --------------     -----------       --------------------
  ASSETS
       Cash and investments                               $2,339,468         $207,456        $  (500,000)(a)         $2,046,924
       Receivables, net                                      380,800           54,462                                   435,262
       Other current assets                                   80,208           11,751(2)                                 91,959
                                                          ----------        ---------        -----------             ----------
           Total Current Assets                            2,800,476          273,669           (500,000)             2,574,145
       Intangible assets                                     317,937               --            270,828 (b)            588,765
       Other non-current assets                              112,394           48,040                                   160,434
                                                          ----------        ---------        -----------             ----------
           Total Assets                                   $3,230,807         $321,709        $  (229,172)            $3,323,344
                                                          ==========        =========        ===========             ==========

  LIABILITIES
       Medical claims payable and loss reserves           $  720,022         $115,221                                $  835,243
       Unearned premiums                                     136,321            7,146                                   143,467
       Experience rated and other refunds                    125,040            6,982                                   132,022
       Other current liabilities                             258,770           80,808(2)                                339,578
                                                          ----------         --------        -----------             ----------
           Total Current Liabilities                       1,240,153          210,157                 --              1,450,310
       Long-term indebtedness                                 84,372               --            730,000 (a)            814,372
       Other non-current liabilities                         194,574           69,312             78,068 (c)            341,954
                                                          ----------         --------        -----------              ----------
           Total Liabilities                               1,519,099          279,469            808,068              2,606,636
       Total Stockholders' Equity                          1,711,708           42,240         (1,037,240)(d)            716,708
                                                          ----------         --------        -----------              ----------
           Total Liabilities and Stockholders' Equity     $3,230,807         $321,709        $  (229,172)             $3,323,344
                                                          ==========         ========        ===========              ==========



(1)  The Old WellPoint balances include UL&H, which was acquired on March 31,
     1996.

(2) Amounts due from Old WellPoint of $23.0 million have been reclassified from "Other current assets" to "Other current liabilities" to offset and eliminate intercompany payables.

         See Notes to Unaudited Pro Forma Combined Financial Statements

                         WELLPOINT HEALTH NETWORKS INC.
                      PRO FORMA COMBINED INCOME STATEMENT
                       THREE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)

(In thousands, except earnings per share)

                                                                                                   PRO FORMA
                                                                                 PRO FORMA        OLD WELLPOINT    BCC COMMERCIAL
                                                 OLD WELLPOINT        UL&H       ADJUSTMENTS        AND UL&H       OPERATIONS
                                                 -------------        ----       -----------      -------------    --------------
Revenues:
     Premium revenue                                $763,284       $175,724      $                $  939,008       $ 110,359
     Management services revenue                      18,228         19,833             -             38,061           1,638
     Investment income                                36,070          6,492             -             42,562           4,054
                                                    --------       --------      --------         ----------        --------
                                                     817,582        202,049             -          1,019,631         116,051
Operating expenses:
     Health care services and other benefits         571,785        147,380             -            719,165         107,917
     Selling expense                                  49,466              -             -             49,466              15
     General and administrative expense               92,274         49,369             -            141,643          14,965
                                                    --------       --------      --------         ----------        --------
                                                     713,525        196,749             -            910,274         122,897
                                                    --------       --------      --------         ----------        --------
Operating Income                                     104,057          5,300             -            109,357          (6,846)
     Other (income) expense, net                       3,012           (879)        1,619  (e)         3,752            (521)
     Interest expense                                      -              -         6,970  (f)         6,970               -
                                                    --------       --------      --------         ----------        --------
Income before Provision (Benefit) for Income Taxes   101,045          6,179        (8,589)            98,635          (6,325)
     Provision (benefit) for income taxes             40,932          3,391        (4,376) (i)        39,947          (2,227)
                                                    --------       --------      --------         ----------        --------
Net Income                                          $ 60,113     $    2,788      $ (4,213)        $   58,688       $  (4,098)
                                                    ========     ==========      ========         ==========       =========

                                                    PRO FORMA         PRO FORMA WELLPOINT
                                                    ADJUSTMENTS       HEALTH NETWORKS INC.
                                                    -----------       --------------------
Revenues:
     Premium revenue                                  $      -         $1,049,367
     Management services revenue                             -             39,699
     Investment income                                 (11,248) (j)        35,368
                                                      --------         ----------
                                                       (11,248)         1,124,434

Operating expenses:
     Health care services and other benefits                 -            827,082
     Selling expense                                         -             49,481
     General and administrative expense                      -            156,608
                                                      --------          ----------
                                                             -          1,033,171
                                                      --------         ----------
Operating Income                                       (11,248)            91,263
     Other (income) expense, net                         1,693  (g)         4,924
     Interest expense                                    7,468  (h)        14,438
                                                      --------         ----------
Income before Provision (Benefit) for Income Taxes     (20,409)            71,901
     Provision (benefit) for income taxes               (8,600) (i)        29,120
                                                      --------         ----------
Net Income                                            $(11,809)        $   42,781
                                                      ========         ==========

Primary and fully diluted earnings per share                            $    0.64
                                                                        =========
Assumed number of shares outstanding                                       66,367
                                                                        =========

        See Notes to Unaudited Pro Forma Combined Financial Statements

                 BLUE CROSS OF CALIFORNIA COMMERCIAL OPERATIONS
                                 BALANCE SHEET
                              AS OF MARCH 31, 1996
                                  (UNAUDITED)

(In thousands)

                                          ASSETS

Current Assets:
     Cash and cash equivalents                                            $ 82,523
     Equity investment securities, at market value                           2,050
     Fixed maturity investment securities, at market value                 122,883
     Receivables, net                                                       54,462
     Due from WellPoint                                                     23,041
     Other current assets                                                   11,751
                                                                          --------
        Total Current Assets                                               296,710
Mortgages held for investment                                                2,585
Property and equipment, net                                                 16,001
FEP unearned premiums receivable                                            29,454
                                                                          --------
            Total Assets                                                  $344,750
                                                                          ========


                          LIABILITIES AND SUBSCRIBERS' RETENTION

Current Liabilities:
     Medical claims payable                                               $115,221
     Unearned premiums                                                       7,146
     Accounts payable and accrued expenses                                  86,335
     Experience rated refunds                                                6,982
     Contracts settlements payable                                          11,282
     Other current liabilities                                               6,232
                                                                          --------
        Total Current Liabilities                                          233,198
Accrued postretirement benefits                                              7,630
FEP unearned premiums                                                       29,454
Long-term deferred tax liabilities                                             812
Other long-term liabilities                                                  1,910
Deferred gain on building sale                                              29,506
                                                                          --------
        Total Liabilities                                                  302,510
Subscribers' retention                                                      42,240
                                                                          --------
        Total Liabilities and Subscribers' Retention                      $344,750
                                                                          ========

                           BCC COMMERCIAL OPERATIONS
                                INCOME STATEMENT
                       THREE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)

(In thousands)

Revenues:
     Premium revenue                                                     $110,359
     Management services revenue                                            1,638
     Investment income                                                      4,054
                                                                         --------
                                                                          116,051
Operating expenses:
     Health care services and other benefits                              107,917
     Selling expense                                                           15
     General and administrative expense                                    14,965
                                                                         --------
                                                                          122,897
                                                                         --------
Operating Loss                                                             (6,846)
     Other income, net                                                        521
                                                                         --------
Loss before Provision for Income Taxes                                     (6,325)
     Benefit for income taxes                                              (2,227)
                                                                         --------
Net Loss                                                                 $ (4,098)
                                                                         ========

                 BLUE CROSS OF CALIFORNIA COMMERCIAL OPERATIONS
                 STATEMENT OF CHANGES IN SUBSCRIBERS' RETENTION
                       THREE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)

(In thousands)

Balance at December 31, 1995                                            $48,441
     Net loss                                                            (4,098)
     Public benefit obligation, net of tax                                 (211)
     Unrealized valuation adjustment on
         invesment securities, net of tax                                (1,892)
                                                                        -------
Balance at March 31, 1996                                               $42,240
                                                                        =======

                 BLUE CROSS OF CALIFORNIA COMMERCIAL OPERATIONS
                            STATEMENT OF CASH FLOWS
                       THREE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)

(In thousands)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                           $  (4,098)
  Adjustments to reconcile net loss to net cash
    provided by operating activities:
     Depreciation and amortization, net of accretion                     2,392
     Loss on sales of assets, net                                           66
     Benefit for deferred income taxes                                    (380)
     Amortization of deferred gain on building sale                     (1,106)
     Increase in certain assets:
          Receivables, net                                              (3,369)
          Due from WellPoint                                            (8,334)
          Other current assets                                          (6,701)

     Increase (decrease) in certain liabilities:
          Medical claims payable                                        11,182
          Unearned premiums                                              1,047
          Accounts payable and accrued expenses                         11,927
          Experience rated refunds                                         852
          Contract settlements payable                                  (1,579)
          Accrued postretirement benefits                                  (42)
          Other current liabilities                                       (444)
          Other liabilities                                               (891)
                                                                     ---------
                 Net cash provided by operating activities                 522
CASH FLOWS FROM INVESTING ACTIVITIES:
  Investments purchased                                                (21,468)
  Proceeds from investments sold                                        19,074
  Property and equipment purchased                                        (125)
                                                                     ---------
                 Net cash used in investing activities                  (2,519)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash paid for public health care program support                        (305)
                                                                     ---------
                 Net cash used in financing activities                    (305)
                                                                     ---------
Net decrease in cash and cash equivalents                               (2,302)
Cash and cash equivalents at beginning of period                        84,825
                                                                     ---------
Cash and cash equivalents at end of period                           $  82,523
                                                                     =========

                   UNICARE LIFE AND HEALTH INSURANCE COMPANY
                                 BALANCE SHEET
                              AS OF MARCH 31, 1996
                                  (UNAUDITED)

(In thousands)

                                         ASSETS

Current Assets:
     Cash and cash equivalents                                              $ 28,125
     Fixed maturity investment securities, at market value                   313,117
     Receivables, net                                                        224,239
     Other current assets                                                         84
                                                                            --------
        Total Current Assets                                                 565,565
Mortgages held for investment                                                  7,410
Equity in preferred provider organizations                                     9,444
Property and equipment, net                                                    4,266
                                                                            --------
            Total Assets                                                    $586,685
                                                                            ========


                          LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities:
     Medical claims payable                                                 $216,575
     Loss and loss adjustment expense reserves                                82,964
     Experience rated refunds                                                 35,368
     Other current liabilities                                                17,968
                                                                            --------
        Total Current Liabilities                                            352,875
Other long-term liabilities                                                   12,745
                                                                            --------
        Total Liabilities                                                    365,620
Stockholder's Equity                                                         221,065

                                                                            --------
        Total Liabilities and Stockholder's Equity                          $586,685
                                                                            ========

                   UNICARE LIFE AND HEALTH INSURANCE COMPANY
                                INCOME STATEMENT
                       THREE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)

(In thousands)

Revenues:
     Premium revenue                                                    $175,724
     Management services revenue                                          19,833
     Investment income                                                     6,492
                                                                        --------
                                                                         202,049
Operating expenses:
     Health care services and other benefits                             147,380
     Selling, general and administrative expense                          49,369
                                                                        --------
                                                                         196,749
                                                                        --------
Operating Income                                                           5,300
     Other income, net                                                       879
                                                                        --------
Income before Provision for Income Taxes                                   6,179
     Provision for income taxes                                            3,391
                                                                        --------
Net Income                                                              $  2,788
                                                                        ========

                   UNICARE LIFE AND HEALTH INSURANCE COMPANY
                 STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
                       THREE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)

(In thousands)

Balance at December 31, 1995                                              $222,959
     Net income                                                              2,788
     Additional paid-in surplus                                              1,000
     Unrealized valuation adjustment on
        investment securities, net of tax                                   (5,682)
                                                                          --------
Balance at March 31, 1996                                                 $221,065
                                                                          ========

                   UNICARE LIFE AND HEALTH INSURANCE COMPANY
                            STATEMENT OF CASH FLOWS
                       THREE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)

(In thousands)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                $   2,788
  Adjustments to reconcile net income to net cash
    provided by operating activities:
       Depreciation and amortization, net of accretion                            358
       Gain on sales of assets, net                                            (1,661)
       Benefit for deferred income taxes                                       (1,112)
       (Increase) decrease in certain assets:
            Receivables, net                                                 (101,375)
            Other current assets                                                3,943

       Increase (decrease) in certain liabilities:
            Medical claims payable                                             10,532
            Reserves for policy and contract benefits                          (9,382)
            Experience rated refunds                                              815
            Other current liabilities                                           2,654
            Other liabilities                                                     214
                                                                            ---------
                   Net cash used in operating activities                      (92,226)

CASH FLOWS FROM INVESTING ACTIVITIES:
  Investments purchased                                                       (28,264)
  Proceeds from investments sold or matured                                    54,843
  Property and equipment purchased, net                                        (4,152)
  Equity in preferred provider organizations                                      288
                                                                            ---------
                   Net cash provided by investing activities                   22,715
CASH FLOWS FROM FINANCING ACTIVITIES:
  Additional paid-in surplus                                                    1,000
                                                                            ---------
                   Net cash provided by financing activities                    1,000
                                                                            ---------
Net decrease in cash and cash equivalents                                     (68,511)
Cash and cash equivalents at beginning of period                               96,636
                                                                            ---------
Cash and cash equivalents at end of period                                  $  28,125
                                                                            =========